Exhibit 10.2

GUARANTY

THIS GUARANTY (“Guaranty”) dated as of October 14, 2014, is made by TWIN CITIES POWER HOLDINGS, LLC, a Minnesota limited liability company, whose principal place of business is at 16233 Kenyon Avenue, Suite 210, Lakeville, Minnesota 55044 (“Guarantor”), to MAPLE BANK GMBH, acting through its Maple Bank Toronto branch (together with its successors and assigns, the “Lender”).

RECITALS

WHEREAS, pursuant to that certain Credit Agreement of even date herewith, by and among RETAIL ENERGY HOLDINGS L.L.C., a Minnesota limited liability company, TOWN SQUARE ENERGY, LLC, a Delaware limited liability company, and DISCOUNT ENERGY GROUP, LLC, a Delaware limited liability company (each, a “Borrower” and collectively, the “Borrowers”) and the Lender (as amended from time to time, the “Credit Agreement”; capitalized terms used but not defined herein shall have the meanings specified in the Credit Agreement), Lender has agreed to extend to the Borrowers a revolving line of credit in the maximum principal amount of $5,000,000.00 (the “Revolving Line of Credit”). The Revolving Line of Credit is evidenced by a promissory note of even date herewith, made payable by Borrowers to the order of Lender in the maximum principal amount of the Revolving Line of Credit (as amended, restated or replaced from time to time, the “Note”);

WHEREAS, Lender requires as a condition precedent to its obligation to make the Revolving Line of Credit to the Borrowers, that the Guarantor shall have executed and delivered this Guaranty to Lender; and

WHEREAS, Guarantor is the owner, directly or indirectly, of the Borrowers and will directly benefit from the extension of the Revolving Line of Credit to the Borrowers.

NOW, THEREFORE, in consideration of the premises, other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the agreement by the Lender to enter into the Credit Agreement and the other Loan Documents, and the benefits and advantages to be derived therefrom by the Guarantor:

1. Guaranty. The Guarantor irrevocably, unconditionally and absolutely guarantee (as primary obligor and not merely as surety) to Lender the due and punctual performance by the Borrowers (referred to as the “Obligors”) of all the Obligations, including without limitation, the Borrowers’ obligation to pay principal of and interest on the amounts from time to time advanced by Lender as a part of the Revolving Line of Credit or otherwise evidenced by the Note (collectively, the “Guaranteed Obligations”).

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2. Nature of the Guaranty.

(a) This Guaranty is a guarantee of payment and not of collection only. This Guaranty shall be irrevocable, and in all events shall be continuing, unconditional and absolute, and if any sums stated in any Loan Document to be payable by any Obligor shall not be paid promptly when due or any other obligation, covenant, term, condition or undertaking of any Obligor contained in the Loan Documents shall not be performed, complied with or observed in accordance with said Loan Document, then in each such instance upon demand of payment, performance, compliance or observance, made, in writing, by the Lender to the Guarantor, the Guarantor receiving such notice shall pay, perform, comply with or observe the same or cause the same to be paid, performed, complied with or observed strictly in accordance with the provisions hereof and the Loan Documents, regardless of (i) any Lender defenses or rights of set off or counterclaim (other than indefeasible payment and performance in full), (ii) whether the Lender shall have taken any steps to enforce its rights against any Obligor or any other Person to collect such sums, or any part thereof, (iii) any change in the status of any Guarantor as an affiliate of any Obligor, (iv) any amendment or modification to any of the obligations of any Obligor with respect to the Guaranteed Obligations or the genuineness, regularity, validity or enforceability of the Guaranteed Obligations or of any term thereof or lack of power or authority of any party to enter into the Guaranteed Obligations and (v) any other condition or contingency. The Guarantor also agrees (without duplication of amounts due and owing by the Obligors under the Loan Documents) to pay the costs and expenses of Lender collecting any sums payable hereunder from the Guarantor, or any part thereof, or of otherwise enforcing this Guaranty or the obligations of the Obligors under the Loan Documents, including fees and disbursements of counsel to Lender.

(b) This Guaranty shall remain in full force and effect until the Guaranteed Obligations shall have been irrevocably satisfied, paid and performed in full, whereupon this Guaranty shall terminate. In the event any payment made prior to, or made pursuant to an agreement made prior to, the expiration of this Guaranty by any Obligor to Lender shall be later rescinded or declared void by reason of any law, this Guaranty shall be reinstated in full force and effect with respect to and to the extent of such payment and the liability of the Guarantor hereunder shall be computed as if such moneys had never been paid. The provisions of this clause (b) shall survive any termination of this Guaranty.

(c) All amounts payable by the Guarantor hereunder shall be paid promptly upon demand by the Lender, free and clear of, and without deduction or withholding for or on account of, any and all Taxes, monetary transfer fees or other amounts, except (in the case of Taxes) to the extent that deduction or withholding of any Tax is required by applicable Law. If any Guarantor shall be required by applicable Law to deduct or withhold any Tax or other amount from or in respect of any sum payable hereunder to or for the benefit of the Lender, such Guarantor (i) shall pay to the Lender on an after-Tax basis such additional amount as shall be necessary to enable the Lender to receive, after such withholding (including any withholding with respect to such additional amount), the amount it would have received if such withholding had not been made, (ii) shall pay or cause to be paid to the relevant Tax authority the full amount required to be withheld in accordance with applicable Law, (iii) shall prepare and file in a timely and proper manner all reports and other documents required by applicable Law to filed with respect to any Tax withheld by such Guarantor, and (iv) shall deliver to the Lender a copy of such document to the Lender together with documentary evidence satisfactory to the Lender of such Guarantor’s proper and timely payment of such Tax.

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3. Waiver. The Guarantor hereby unconditionally (a) waives any requirement that Lender first make demand upon, or seek to enforce remedies against, the Obligors (or any one or more of them) or any other Person or property of any Obligor or such other Person before demanding payment from, or seeking to enforce this Guaranty against the Guarantor, (b) covenants that this Guaranty will not be discharged except by complete satisfaction of all Guaranteed Obligations, (c) agrees that this Guaranty shall remain in full force and effect without regard to, and shall not be affected or impaired by, any invalidity, illegality, irregularity or unenforceability in whole or in part of any Loan Document, or any limitation of the liability of any Obligor or any Guarantor thereunder, or any limitation on the method or terms of payment thereunder which may now or hereafter be caused or imposed in any manner whatsoever, (d) waives diligence, presentment and protest with respect to the payment of any amount at any time payable under or in connection with any Loan Document, and (e) agree that each and every right, power and remedy given under this Guaranty or any other Loan Document shall be cumulative and not exclusive, and be in addition to all other rights, powers and remedies now or hereafter granted or otherwise existing but without duplication of recovery.

4. Waiver of Subrogation. Upon making any payment under this Guaranty, the Guarantor shall be subrogated to the rights of the payee against the Obligors with respect to such payment, provided that the Guarantor’s right of subrogation shall be subordinate to the rights of the Lender, and the Guarantor covenants and agrees that it shall not enforce any payment by way of subrogation until all Guaranteed Obligations have been indefeasibly paid and performed in full and all obligations of the Guarantor hereunder have been performed in full. If any amounts are paid to the Guarantor in violation of the foregoing limitation, then such amounts shall be held in trust for the benefit of the Lender and shall forthwith be paid to the Lender to reduce the amount of Guaranteed Obligations, whether matured or unmatured.

5. Loan Documents. The obligations, undertakings and conditions to be performed or observed by the Guarantor under this Guaranty shall not be affected or impaired by reason of the happening from time to time of any of the following with respect to any Loan Document, all of which may occur without notice to, or the further consent of, the Guarantor:

(a) the waiver by Lender, any Obligor or any other Person of the observance or performance by any Obligor, of any of the obligations, undertakings or conditions contained in any Loan Document;

(b) the extension, in whole or in part, of the time for payment of any amount owing or payable under any Loan Document of any other sums or obligations under or arising out of or on account of any Loan Document;

(c) the supplementing, modification or amendment (whether material or otherwise) of any of the obligations of any Obligor under any Loan Document;

(d) any failure, omission, delay or lack on the part of Lender, any Obligor, or any other Person, to enforce, assert or exercise any right, power or remedy conferred on Lender, any Obligor or any other Person in any Loan Document or any action on the part of Lender, any Obligor or any other Person granting an indulgence or extension in any form;

(e) the release or discharge of any Obligor or any other Person from the performance or observance of any obligation, undertaking or condition to be performed by any Obligor or any other Person under any Loan Document by operation of Law;

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(f) any action, inaction or election of remedies by Lender, any Obligor or any other Person which results in any impairment or destruction of any subrogation rights of any Guarantor, to proceed against any other Person for reimbursement;

(g) the surrender by Lender, any Obligor or any other Person of any security at any time held for the performance or observance of any of the agreements, covenants, terms or conditions contained in any Loan Document;

(h) any event or circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor, indemnitor or surety under the laws of the State of New York or any other jurisdiction (other than indefeasible payment and performance in full);

(i) any other circumstances whatsoever (with or without notice to or knowledge of any Guarantor) which constitute, or might be construed to constitute, an equitable or legal discharge of any Guarantor with respect to its obligations hereunder, in bankruptcy or in any other instance, except based on payment or performance;

(j) any change in circumstances, whether or not foreseen or foreseeable, whether or not imputable to any Guarantor and whether or not such change in circumstances shall or might in any manner and to any extent vary the risk of any Guarantor hereunder;

(k) any assignment, mortgaging or grant of security interest by any Obligor or Lender of all or any part of its respective rights, title and interests in any Loan Document;

(l) (l) any consolidation or merger of any Guarantor, whether permitted under the terms of this Guaranty, any Loan Document, or otherwise, or the sale, transfer or other disposition by any Guarantor of all or substantially all of its assets and/or liabilities or any change in the ownership of any Guarantor;

(m) the voluntary or involuntary liquidation, dissolution, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment of any Guarantor or any Obligor, or any other similar proceeding affecting the status, existence, assets or obligations of any Guarantor or any Obligor or the limitation of damages for the breach of, or the disaffirmation of, this Guaranty or any Loan Document in any such proceeding;

(n) any termination, invalidity or unenforceability, for any reason, of any Loan Document, or of any provision of any thereof, or of any of the obligations thereunder, or any defect in Lender’s title to, or the mortgage or any other security interest granted in, the Collateral (as defined in the Security Agreement); or

(o) any other cause, whether similar or dissimilar to the foregoing;

it being the intention of each Guarantor that this Guaranty be irrevocable, absolute and unconditional in any and all circumstances, and that this Guaranty shall be discharged only by the indefeasible payment in full of all sums and the performance of all obligations with respect to which this Guaranty relates.

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6. Guarantor’s Representations and Warranties. The Guarantor hereby represents and warrants to Lender that the following statements are true and correct on and as of the date hereof (or such other date as may be specified):

(a) Authority. The Guarantor has the requisite capacity to enter into this Agreement and to carry out the transactions contemplated hereby;

(b) Non-Conflict. The execution and delivery by the Guarantor of this Guaranty do not require any approval or consent of any Person (except such consents as shall have been obtained and provided to Lender); and the consummation by the Guarantor of the transactions contemplated herein do not and will not conflict with, or result in a breach of any term or provision of, or constitute a default under, or result in the imposition of any Lien upon any indenture, mortgage, or other agreement or instrument to which it is a party or by which it or any of its properties, is or may be bound, or any existing applicable Law, rule or regulation, or any judgment, order or decree, of any Government Entity having jurisdiction over it or any of its properties;

(c) Legal Validity. The Guarantor has duly authorized, executed and delivered this Guaranty, and this Guaranty constitutes the Guarantor’s legal, valid and binding obligations, enforceable against the Guarantor in accordance with its terms;

(d) Consents. The Guarantor has received every consent, approval or authorization of, and has given every notice to, each Governmental Authority having jurisdiction with respect to the execution, delivery or performance of this Guaranty (including all monetary and other obligations hereunder and thereunder) that is required for it to execute and deliver this Guaranty and to perform the transactions contemplated hereby and each such consent, approval or authorization is valid and effective and has not been revoked;

(e) Litigation. There are no suits or proceedings pending or, to the knowledge of the Guarantor, threatened in any court or before any Governmental Authority, against or affecting the Guarantor which if adversely determined could reasonably be expected to have a Material Adverse Effect or a material adverse effect on the Guarantor’s ability to perform its obligations under this Guaranty;

(f) Information. The financial and other information furnished by the Guarantor in connection with this Guaranty does not contain any untrue statement or omit to state facts, the omission of which makes the statements therein, in light of the circumstances under which they were made, misleading in any material way nor omit to disclose any material matter to Lender, and all forecasts and opinions contained therein were made on reasonable grounds after due inquiry by the Guarantor;

(g) No Default. The Guarantor is not in default under any agreement to which it is a party or by which it may be bound, which default could reasonably be expected to cause a Material Adverse Effect, or which would otherwise have a material adverse effect on any Guarantor’s ability to perform its obligations hereunder; and

(h) Taxes. The Guarantor has duly filed all Tax returns that it is required by applicable Laws or by any taxing authority to file and has duly paid all Taxes stated to be due and payable in such Tax returns and in any and all notices, assessments, demands for payment or other communications issued by any taxing authority, and no taxing authority in any jurisdiction has made or proposed to make any assessment of any Tax liability, or demand for payment of any Taxes, against the Guarantor; and

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(i) Economic Benefits. The Guarantor will enjoy substantial economic and other benefits by virtue of the advances extended to the Borrowers under the Credit Agreement (and other Loan Documents);

7. Guarantor’s Covenants. So long as any of the Guarantor’s obligations under this Guaranty remain outstanding, the Guarantor covenants and agrees with Lender that it shall:

(a) not sell, assign, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets, whether now owned or hereafter acquired, without adequate provisions for the satisfaction of the Guaranteed Obligations;

(b) forthwith upon the occurrence of any default under this Guaranty, notify Lender thereof;

(c) forthwith upon becoming aware of the occurrence of any default by any Borrower under the terms of any Loan Document, notify Lender thereof; and

(d) pay or cause to be paid (i) all Taxes required by applicable Law or any taxing authority to be paid by Guarantor (whether such Taxes are imposed upon such Guarantor or upon its income and profits or upon any property belonging to it or otherwise) prior to the date on which any penalty accrues, except Taxes which are being contested in good faith and for which adequate reserves are being maintained, and (ii) all other claims against Guarantor which, if not paid, might become a Lien or charge upon its property.

8. Obligations Independent. The obligations of the Guarantor hereunder are independent of the obligations of the Obligors and a separate action may be brought and prosecuted against the Guarantor, whether or not action is brought against any Obligor and whether or not any Obligor is joined in any such action or actions and vice versa.

9. No Acceptance Required. Notice of acceptance of this Guaranty and notice of the execution and delivery of any other instrument referred to in this Guaranty are hereby waived by the Guarantor.

10. Illegality. If any provision of this Guaranty or any application thereof shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions and any other application thereof shall not in any way be affected or impaired thereby.

11. Successors and Assigns; Amendment. This Guaranty shall be binding upon the Guarantor and its successors and assigns and shall inure to the benefit of, and be enforceable by, Lender and its successors and assigns as to the obligations owed it and guaranteed hereunder. The Guarantor may not assign or otherwise transfer any of its rights or obligations under this Guaranty without the prior written consent of the Lender. This Guaranty may not be modified orally, but only by a statement in writing signed by the Lender. This Guaranty may be enforced as to any one or more defaults either separately or cumulatively.

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12. Acknowledgment of Guarantor. The Guarantor acknowledges that it has received copies of, and reviewed the terms of, the Credit Agreement and the other Loan Documents.

13. Further Assurances. The Guarantor agrees, at its expense, to promptly and duly execute and deliver to Lender such further documents and assurances and take such further actions as Lender may from time to time reasonably request in order more effectively to carry out the intent and purpose of this Guaranty and to establish and protect the rights and remedies created or intended to be created in favor of Lender.

14. GOVERNING LAW. THIS GUARANTY SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE WITHOUT REGARD FOR CONFLICT OF LAW PRINCIPLES (OTHER THAN THE PROVISIONS OF SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

15. Submission to Jurisdiction. The Guarantor hereby irrevocably consents that any legal action or proceeding against it or any of its assets with respect to this Guaranty may be brought in any jurisdiction where Guarantor or any of its assets may be found, or in any court of the State of New York or any Federal court of the United States of America located in New York, New York, located in the Borough of Manhattan, United States of America, as Lender may elect, and by execution and delivery of this Guaranty, the Guarantor hereby irrevocably submits to and accepts with regard to any such action or proceeding, for itself and in respect of its assets, generally and unconditionally, the jurisdiction of the aforesaid courts. The Guarantor irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified airmail, postage prepaid, to Guarantor at its address set forth on the signature page hereto (or otherwise in accordance with Section 16 hereof). The foregoing, however, shall not limit the rights of Lender to serve process in any other manner permitted by Law or to bring any legal action or proceeding or to obtain execution of judgment in any jurisdiction. The Guarantor further agrees that final judgment against the Guarantor in any action or proceeding in connection with this Guaranty shall be conclusive and may be enforced (unless enforcement has been stayed) in any other jurisdiction within or outside the United States of America by suit on the judgment, a certified or exemplified copy of which shall be conclusive evidence of the fact and the amount of the Guarantor’s indebtedness. The Guarantor hereby irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Guaranty brought in the State of New York, and hereby further irrevocably waives any claim that any such suit, action or proceeding brought in the State of New York has been brought in an inconvenient forum.

16. Notices. All notices provided for herein shall be in writing and shall be deemed to have been given when delivered personally, when sent by facsimile, or if deposited in the United States mail, when received. Any written notice to Lender shall be directed to Lender at its address set forth in the Credit Agreement or to such other address or facsimile number as it may designate by notice given to the Guarantors Any written notice to the Guarantor shall be directed to it at its address set forth on the signature page hereto, or to such other address or facsimile number as it may designate by written notice given to the Lender.

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17. Waiver of Trial by Jury. IN ANY ACTION OR PROCEEDING UNDER OR RELATED TO THIS GUARANTY, OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION WITH THE FOREGOING, THE GUARANTOR HEREBY AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

[Signature Page Follows]

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IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be duly executed as of the day and year first above written.

GUARANTOR:

TWIN CITIES POWER HOLDINGS, LLC, a Minnesota limited liability company

By: /s/ Timothy S. Krieger
Name: Timothy S. Krieger
Title: President and Chief Executive Officer

Address for Notices:

TWIN CITIES POWER HOLDINGS, LLC
16233 Kenyon Avenue, Suite 210
Lakeville MN 55044
Attn: Timothy Krieger & Wiley H. Sharp III

[Signature Page to Guaranty]